Acquisition	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisition

Note 5

Acquisitions:

On March 31, 2017, the Company and its newly-formed subsidiary FC Global Realty Operating Partnership, LLC, a Delaware limited liability company (“Acquiror”) entered into an Interest Contribution Agreement (the “Contribution Agreement”) with First Capital Real Estate Operating Partnership, L.P., a Delaware limited partnership (“Contributor”), and First Capital Real Estate Trust Incorporated, a Maryland corporation, (the “Contributor Parent” and, together with Contributor, the “Contributor Parties”), under which the Contributor will contribute mostly certain real estate assets (the “Contributed Properties”) to the Company’s subsidiary. In exchange, the Contributor will receive shares of the Company’s Common Stock and/or newly designated Series A Convertible Preferred Stock.

The first installment of contributed assets (the “First Contribution”) closed on May 17, 2017 (the “Initial Closing”).

First Contribution

In the Initial Closing, the Contributor transferred certain assets comprising the Contributed Properties to the Company. On the Initial Closing date, the Contributor transferred to the Acquiror four vacant land sites set for development into gas stations, which are located in Atwater and Merced, Northern California, and which had an agreed upon value of approximately $2.6 million.  One of these vacant land sites was contributed through the transfer of a 75% membership interest in a limited liability company that owns the vacant land site located in Northern California, in which profits and losses are allocated 75% to the Company and 25% to the noncontrolling member subject to a preferred equity split in which the noncontrolling member earns the first 10% of net profits and the balance of the 90% is to be paid along the terms of the 75% split to the Company and 25% to the noncontrolling member. The Contributor then completed the transfer to the Acquiror of its 17.9% passive interest in a limited liability company that is constructing a single family residential development located in Los Lunas, New Mexico (the “Avalon Property”) on June 26, 2017.

This residential development in New Mexico consisted of 251, non-contiguous, single family residential lots and a 10,000 square-foot club house. 37 of the lots had been finished, and the remaining 214 were platted and engineered lots. The agreed upon value of its share of this property was approximately $7.4 million.

In return for the Contributed Properties, the Company issued to the Contributor 879,234 duly authorized, fully paid and non-assessable shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which represented approximately 19.9% of the Company’s issued and outstanding Common Stock immediately prior to the Initial Closing, at an agreed upon Per Share Value (defined below) of $2.5183, or $2,214 in the aggregate. These shares of Common Stock are restricted and unregistered. The Company issued the remaining $7,786 of the approximately $10 million agreed upon consideration to the Contributor in the form of 123,668 shares of the Company’s newly designated non-voting Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Stock” or “Convertible Series A Preferred Stock”). Each share of the Series A Stock is convertible into 25 shares of the Company’s Common Stock, subject to the satisfaction of certain conditions, including stockholder approval in accordance with the rules of The Nasdaq Stock Market (“Nasdaq”), which was obtained on October 12, 2017. The shares of Series A Stock do not have voting rights and are restricted and unregistered. The number of shares of Common Stock issued to the Contributor and to be issued upon conversion of the Series A Stock was determined by dividing the $10 million agreed upon value of the Contributed Assets by $2.5183, a specified price per share value which represents a 7.5% premium above the volume-weighted average price (“VWAP”) of all on-exchange transactions in the Company’s Common Stock executed on Nasdaq during the forty-three trading days prior to the trading day immediately prior to the public announcement of the transaction by the Company and the Contributor Parent, as reported by Bloomberg L.P. (the “Per Share Value”). The shares of Common Stock both issued to the Contributor and issuable upon the conversion of the Series A Stock carry certain registration rights as specified in a Registration Rights Agreement dated May 17, 2017.

At the Initial Closing, the Company assumed the liabilities associated with the Contributed Properties, except that it did not assume any liabilities with respect to the Avalon Property until that property’s contribution was completed on June 26, 2017. The obligations that the Acquiror assumed at the Initial Closing include the following: Obligations of the Contributor and its affiliates under certain agreements covering the contributed properties, including an Operating Agreement of Central Valley Gas Station Development, LLC, a Delaware limited liability company, dated January 28, 2013, and all amendments thereto; and a Construction Contract dated November 19, 2014 between Central Valley Gas Stations Development, LLC, as owner and First Capital Builders, LLC, as Contractor, with respect to the project known commonly as Green Sands and Buhach Rd., Atwater, CA. Once the full interest in the Avalon Property was contributed to the Company, the Company also assumed the Operating Agreement of Avalon Jubilee, LLC, a New Mexico limited liability company dated as of May 16, 2012, and all amendments thereto; and a Development Services Agreement dated September 15, 2015 by and between UR-FC Contributed Assets, LLC, a Delaware limited liability company, as Owner, and Land Strategies, LLC, a Nevada limited liability company, as Developer, with respect to real property owned by Avalon Jubilee, LLC. As of the Initial Closing, the Company also assumed an installment note dated April 7, 2015 made by First Capital Real Estate Investments, LLC (“FCREI”) in favor of George Zambelli (“Zambelli”) in the original principal amount of $470 (the “Note”) and a Long Form Deed of Trust and Assignment of Rents dated April 7, 2015 between FCREI, as Trustor, Fidelity National Title Company, as Trustee (“Trustee”), and Zambelli, as Beneficiary (the “Deed of Trust”), which secures the Note (see also Note 12).

Second Contribution

Contributor Parent was also required to contribute two additional property interests valued at the agreed upon value amount of $20 million if certain conditions as set forth in the Contribution Agreement are satisfied by December 31, 2017. This second installment was mandatory under the original terms of the Contribution Agreement. As discussed below, the contribution Agreement was terminated and this second contribution did not take place.

The agreement stated that Contributor Parent must contribute to the Acquirer its 100% ownership interest in a private hotel that was currently undergoing renovations to convert to a Wyndham Garden Hotel. This 265 room full service hotel was located in Amarillo, Texas and had an agreed upon value of approximately $16 million and outstanding loans of approximately $10.11 million. Before contributing the property to the Acquiror, Contributor Parent was required to resolve a lawsuit concerning ownership of the property. Only when Contributor Parent had confirmed that it was the full and undisputed owner of the property was it able to contribute that interest to the Acquiror. If the contribution was made, the Company would have been required to account for this transaction as a business combination under ASC 805, Business Combinations.

On July 3, 2017, the Company and the Acquiror entered into an Agreement to Waive Second Closing Deliverables (the “Second Waiver”) with the Contributor Parties, amending the Contribution Agreement. The Contributor Parties had received an offer to purchase the Amarillo Hotel from a non-related third party. Under the Second Waiver, the Company and the Acquiror agreed to waive the requirement for the Contributor Parties to contribute to the Acquiror their 100% ownership interest in the Amarillo Hotel, and to accept in its place a contribution in cash of not less than $5.89 million from the Contributor Parties from the sale proceeds of the Amarillo Hotel, after the satisfaction of the outstanding loan, provided that the sale is completed and closed upon not later than August 31, 2017. In exchange the Contributor Parties would receive shares of stock in the Company, such amount to be calculated as set forth in the Second Waiver and Contribution Agreement. The sale of the Amarillo Hotel was not completed and closed by August 31, 2017, therefore the waiver of the requirement for the contribution of the interest in the Amarillo Hotel lapsed.

On September 22, 2017, the Company and Acquiror entered into a Second Agreement to Waive Closing Deliverables (the “Second Agreement”) with the Contributor Parties, amending the Contribution Agreement. Pursuant to the terms of the Second Agreement, the Company and the Acquiror agreed to extend the date for the closing of the sale of the Amarillo Hotel until October 18, 2017, with the contribution of the funds from the sale to be made not later than October 23, 2017. In exchange the Contributor Parties would receive shares of stock in the Company, such amount to be calculated as set forth in the Contribution Agreement, as amended by the Second Waiver and the Second Agreement. If the sale of the Amarillo Hotel was not completed and closed by October 18, 2017, the waiver of the requirement for the contribution of the interest in the Amarillo Hotel would lapse. The sale was not completed.

In addition, the agreement stated that Contributor Parent must contribute to the Acquiror its interest in Dutchman’s Bay and Serenity Bay (referred to as the “Antigua Resort Developments”), two planned full-service resort hotel developments located in Antigua and Barbuda in which Contributor Parent would contribute a 75% interest in coordination with the Antigua government. Serenity Bay is a planned five-star resort comprised of five contiguous parcels (28.33 acres) zoned for hotel and residential use that are planned for 246 units and 80 one, two and three-bedroom condo units. Dutchman’s Bay is a planned four star condo hotel with 180 guestrooms, 102 two bedroom condos, and 14 three bedroom villas. For the property in Antigua, Contributor Parent was required to obtain an amendment to its agreement with the government to extend the time for development of these properties and confirm that all development conditions in the original agreement with the government had been either satisfied or waived.

In exchange for each of these properties, the agreement stated the Company would issue to Contributor a number of duly authorized, fully paid and non-assessable shares of the Company’s Common Stock or Series A Convertible Preferred Stock, determined by dividing the $20 million agreed upon value of that contribution by the Per Share Value. The agreement stated that shares would be comprised entirely of shares of Common Stock if the issuance had been approved by the Company’s stockholders prior to the issuance thereof and would be comprised entirely of shares of Series A Convertible Preferred Stock if such approval had not yet been obtained.

The Company had determined in accordance with the updated guidance of ASU 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business that the Amarillo property (an operating hotel) represented a business as it included an organized workforce with the necessary skills, knowledge and experience to perform the acquired process and an input that the workforce could develop or convert into output. However, it was determined that the Antigua property did not represent a business. Based on the above conclusion it was determined that the Amarillo property component was not required to be analyzed under the provisions of ASC 815-10 “Derivatives and Hedging” since such contract between an acquirer and a seller to enter into a business combination are scoped out from its provisions. As for the Antigua property it was determined that such future transaction did not constitute a derivative instrument in accordance with ASC 815-10 - Derivatives and Hedging as the net settlement criteria was not met. Further, the Company considered the provisions of Subtopic ASC 815-40 “Contracts in the Entity’s Own Equity” and determined that such contractual obligations cannot be considered as indexed to an entity’s own stock, as its settlement provisions are not based on a fixed monetary amount or a fixed amount of a debt instrument issued by the entity but rather on the fair value of the Antigua property which represents a real estate asset. Based on the terms of this component, (i.e. the fair value of the Antigua property and the fair value of the shares that the Company is obligated to issue for this asset), it was determined that such freestanding financial instrument represented a financial asset required to be measured upon initial recognition of at fair value. Subsequent to initial recognition the financial instrument (which might be a financial asset or a financial liability depending on the fair value of its settlement terms) is required to be re-measured at fair value, with changes in fair value reported in earnings (within the line item “Revaluation of asset contribution related financial instrument, net”).

Optional Contribution

Contributor Parent had the option to contribute either or both of two additional property interests valued at the agreed upon value of $66.5 million if certain conditions as set forth in the Contribution Agreement were satisfied by December 31, 2017. This third installment was optional in Contributor Parent’s sole discretion. As discussed below, the contribution Agreement was terminated and this optional contribution did not take place.

The agreement stated that the Contributor Parent may contribute to the Acquiror its interest in a resort development project on an island just south of Hilton Head, South Carolina (“Melrose”). Contributor Parent had the property under a Letter of Intent and expected to close on the property by December 31, 2017. Melrose was valued by Contributor Parent at an agreed upon value of $22.5 million, based upon a senior lending position that Contributor Parent held under the Letter of Intent on this property.

The agreement stated that the Contributor Parent also may contribute to the Acquiror a golf and surf club development project on the Baja Peninsula in Mexico (“Punta Brava”). Contributor Parent also had this property under a Letter of Intent and expected to close by December 31, 2017. Punta Brava was valued at the agreed upon value by Contributor Parent at $44 million based on Contributor Parent’s commitment of $5 million upon closing on this property, plus a commitment for an additional $5 million and a second commitment of $34 million for construction of the project.

In exchange for each of these properties, the Company would issue to Contributor a number of duly authorized, fully paid and non-assessable shares of the Company’s Common Stock or Series A Convertible Preferred Stock, determined by dividing an agreed upon value of $86,450 (130% of the value of the agreed upon value of $66,500) by the Per Share Value. The shares would be comprised entirely of shares of Common Stock if the issuance had been approved by the Company’s stockholders prior to the issuance thereof and would be comprised entirely of shares of Series A Convertible Preferred Stock if such approval had not yet been obtained. In addition, the Company would issue to Contributor a five year warrant (the “Warrant”) to purchase up to 25,000,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share that would vest with respect to the number of underlying shares upon the achievement of the milestone specified in the Contribution Agreement. The number of warrant shares and the exercise price would be equitably adjusted in the event of a stock split, stock combination, recapitalization or similar transaction. These optional contributions represented a potential liability to the Company as the number of shares and warrants to be issued is fixed but the market value of the shares fluctuates. It is possible that the share price could have risen to a level that upon contribution of the properties causing the Company to give consideration that exceeded the fair value of the assets acquired. This would represent a potential liability to the Company and to quantify the liability the Company has used the Black Scholes formula. The warrants also represented a potential liability in that the Company may be required to issues shares at $3 when the share price was significantly higher.

To estimate the fair value of the liability associated with optionality granted to the Contributor as well as the warrant liability, Management has used the Black Scholes option pricing formula. The key input in the calculation is the assumption of how volatile the Company stock was to be over the life of the option. The more volatile the Company is expected to be, the greater its potential liability.  Future volatility is unknown, as such Management had used a volatility proxy of 39.45% which equaled the average volatility of stocks in the Company’s forward looking peer group of Real Estate Development at that time.  After the calculation is performed, additional factors must be considered. It is possible that despite being economically rational to contribute the properties based on the Company stock price relative to the value of the optional properties, the Contributor may not have the ability to contribute. Therefore a 50% discount was applied to the option value produced by the Black Scholes formula to arrive at final liability value for the optionality component. The warrants received a further 50% discount as they contained a vesting schedule with milestones that must be achieved by the Contributor once the property was contributed. With the expiration of the agreement on December 31, 2017, the fair value of the liability was $0.

The Company has determined that the Company’s contractual obligations under the optional contributions does not constitute a derivative instrument in accordance with ASC 815-10 - Derivatives and Hedging as the net settlement criteria is not met. Further, the Company considered the provisions of Subtopic ASC 815-40 Contracts in the Entity’s Own Equity and determined that such contractual obligations cannot be considered as indexed to an entity’s own stock, as its settlement provisions are not based on a fixed monetary amount or a fixed amount of a debt instrument issued by the entity but rather on the fair value of certain real estate assets. Thus, such freestanding financial instrument were classified as financial liabilities and were measured upon initial recognition at fair value. Subsequent to initial recognition the financial liabilities are remeasured at fair value, with changes in fair value reported in earnings (within the line item “Revaluation of asset contribution related financial instruments, net”).

The Company elected to early adopt ASU 2017-01 Business Combinations (Topic 805) Clarifying the Definition of a Business. Accordingly, the determination whether the asset contribution transaction represents a business combination was evaluated by applying the ASU 2017-01 guidance. The Company has determined that the group of assets assumed in the First Contribution does not (and also, none of them on a stand-alone basis) include, an input and a substantive process that together significantly contribute to the ability to create output and thus it was determined that the First Contribution represents an acquisition of assets rather than a business combination. Accordingly, the total sum of the fair value of consideration given (i.e. the fair value of the equity interests issued) together with the transaction costs and the fair value of financial assets was allocated to the individual assets acquired and liabilities assumed in the first contribution based on their relative fair values at the date of acquisition. Such allocation did not give rise to goodwill.

The consideration for the assets acquisition as of the Initial Date consists of the following:

Fair value 879,234 shares of FC Global common stock (*)	$1,275
Fair value 123,668 shares of FC Global Series A preferred stock (*)	4,483
Fair value of financial liability related to Optional contribution (**)	857
Fair value of Warrant (***)	1,925
Fair value of asset related to future mandatory asset contribution (***)	(4,175)
Fair value of assumed note payable on acquired asset	470
Transaction costs	283
Total consideration	$5,118

(*)	Fair value of Common shares based on quoted market price on date of transaction and Fair value of preferred shares based on the number of common shares to which they can be converted on the transaction date

(**)	Related to Optional Contribution

(***)	Related to Second Contribution

The fair value of the assets acquired, and liabilities assumed were based on management estimates and values, including estimates based on historical sales of similar parcels. Adjustments were applied to such historical sales and assumptions were applied to other attributes of the assets in order to estimate market value. The following table summarizes the allocation of the consideration to the assets acquired in the transaction.

The allocation of aforesaid total consideration is as follows (As Restated):

Investment properties	$2,055
Investment in other company	3,245
Less: Noncontrolling interest (***)	(182)
Total assets acquired at fair value	$5,118
Impairment of investment in other company (*)	(1,439)
Total asset value as of December 31, 2017	$3,679

(*) Loss from impairment was recorded amounting to $1,439 (As Restated) as part of operating expenses in the Company’s consolidated statement of comprehensive loss during the year ended December 31, 2017 (see also Note 13).

(***) Attributable to the 25% noncontrolling membership interest in a limited liability company that owns a vacant land site located in Northern California

The fair value of options, warrants and asset related to future mandatory asset contribution granted was estimated at the Initial Date by using the Black-Scholes option pricing model. The following are the data and assumptions used:

Options Value:

May 17, 2017

Dividend yield (%)	0
Expected volatility (%)	39.45
Risk free interest rate (%)	1.25
Strike price	1.93
Stock price	1.45
Probability (%)	50
Expected term of options (years)	0.62

Warrants Value:

May 17, 2017

Dividend yield (%)	0
Expected volatility (%)	39.45
Risk free interest rate (%)	1.25
Strike price	3
Stock price	1.45
Probability (%)	50
Expected term of options (years)	5

Asset related to future mandatory asset contribution:

May 17, 2017

Dividend yield (%)	0
Stock price	1.45
Probability (%)	70

As of December 31, 2017, neither the Secondary nor the Optional Contribution were made and the Contribution Agreement was terminated at that date. Consequently, as of December 31, 2017, the fair value of the asset contribution related to aforementioned financial instruments was reduced to $0. During the period from the closing of the Initial Date and until December 31, 2017, the Company has recognized a net loss as revaluation of the fair value of asset contribution related financial instruments in the total amount of $1,392.